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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) February 4, 2002
                                                         ----------------

     SECURITISATION ADVISORY SERVICES PTY. LIMITED (as trust manager of Series 2002-1G Medallion Trust)

                 SECURITISATION ADVISORY SERVICES PTY. LIMITED
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             (Exact Name of Registrant as Specified in its Charter)



            Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)

               333-75072                               Not Applicable
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         (Commission File Number)           (I.R.S. Employer Identification No.)



        Level 6, 48 Martin Place, Sydney, 2000 Australia       Not Applicable
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-         (Address of Principal Executive Offices)                (Zip Code)


                                 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)




                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On or about February 20, 2002 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the "Issuer Trustee") of the Series 2002-1G Medallion Trust (the "Trust") will cause the issuance and sale of approximately $ 1,000,000,000 of Class A-1 Mortgage Backed Floating Rate Notes due April, 2033 (the "Notes") pursuant to a registration statement (No. 333-75072) declared effective on January 10, 2002. The Registrant is the trust manager for the issuance of the Notes.

     In connection with the sale of the Notes, the Registrant has been advised by Deutsche Banc Alex. Brown Inc. ("Deutsche Bank"), that Deutsche Bank has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-75072 which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by Deutsche Bank. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by Deutsche Bank at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)         Financial Statements

            Not applicable.


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(b)         Pro Forma Financial Information.

            Not applicable.

(c)         Exhibits.


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                  Item 601(a) of
                  Regulation S-K
Exhibit  No.      Exhibit No.             Description
-----------       -----------             -----------
         1                 99         Computational Materials--Computational
                                      Materials (as defined in Item 5) that have been provided by Deutsche Bank Alex. Brown to certain prospective purchasers of
                                      Series 2002-1G Medallion Trust Class A-1
                                      Mortgage Backed Floating Rate Notes
                                      (filed on paper pursuant to Rule 311(i)
                                      of Regulation S-T)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SECURITISATION ADVISORY
                                      SERVICES PTY. LIMITED
                                      (Registrant)




Dated:  February 4, 2002      By: /s/ Diane Citron
                                  --------------------------------
                              Name:  Diane Citron
                              Title: Attorney-in-fact, under a Power of Attorney
                                     dated December 6, 2001


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                                INDEX OF EXHIBITS

                  Item 601(a) of            Sequentially
Exhibit           Regulation S-K            Numbered
Number            Exhibit No.               Description                   Page
------            -----------               -----------                   ----
Exhibit 1         99                        Computational Materials          *





* Filed in paper pursuant to Rule 311(i) of Regulation S-T.